SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 12, 2002

Elgar Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-333-55797	51-0373329
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9250 Brown Deer Road, San Diego, California	92121-2294
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(858) 450-0085

Not applicable
(Former name or former address, if changed since last report)

Item 4.      Changes in Registrant’s Certifying Accountants.

On August 12, 2002, the Registrant engaged Deloitte & Touche LLP, independent public accountants, to audit the Registrant’s financial statements for the fiscal year ending December 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 14, 2002

ELGAR HOLDINGS, INC.

By:	/s/ Joseph A. Stroud
Joseph A. Stroud
Chief Financial Officer